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                                                                    Exhibit 10.1
                                                                    ------------

                           Form of Affiliate Letter
                           ------------------------


Bradley Real Estate, Inc.
40 Skokie Boulevard, Suite 600
Northbrook, IL 60062-1626


Ladies and Gentlemen:

     I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Mid-America Realty Investments, Inc., a Maryland corporation ("Mid-America"), as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), or (ii) used in and for purposes of Accounting Series, Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger dated as of May 30, 1998 (the "Agreement"), between Mid-America and Bradley Real Estate, Inc., a Maryland corporation ("Bradley"), Mid-America will be merged with and into Bradley.

     As a result of the Merger, I may receive shares of 8.4% Series A Convertible Preferred Stock, par value $.01 per share, of Bradley (the "Series A Preferred Stock") in exchange for shares owned by me of common stock, par value $.01 per share, of Mid-America ("Mid-America Shares"). Any shares of Series A Preferred Stock so received will be convertible in accordance with the terms thereof, at my option, into shares of common stock, par value $.01 per share, of Bradley (together with the Series A Preferred Stock, the "Bradley Securities").

     I represent, warrant and covenant to Bradley that in the event I receive any Bradley Securities as a result of the Merger:

     A. I shall not make any sale, transfer or other disposition of the Bradley Securities in violation of the Act or the Rules and Regulations.

     B. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Bradley Securities to the extent I felt necessary, with my counsel or counsel for Mid-America.

     C. I have been advised that the issuance of Bradley Securities to me pursuant to the Merger or upon conversion has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger was submitted for a vote of the stockholders of Mid-America, I may be deemed to have been an affiliate of Mid-America and the distribution by me of the Bradley Securities has
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not been registered under the Act, I may not sell, transfer or otherwise dispose of the Bradley Securities issued to me in the Merger or upon conversion unless
(i) such sale, transfer or other disposition has been registered under the Act,
(ii) such sale, transfer or other disposition is made in conformity with Rule
145 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to Bradley, or a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

     D. I understand that Bradley is under no obligation to register the sale, transfer or other disposition of the Bradley Securities by me or on my behalf under the Act or, except as expressly set forth in the Agreement, to take any other action necessary in order to make compliance with an exemption from such registration available.

     E. I also understand that stop transfer instructions will be given to Bradley's transfer agent with respect to the Bradley Securities and that there will be placed on the certificates for the Bradley Securities issued to me, or any substitutions therefor, a legend stating in substance:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AFFILIATE AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND BRADLEY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF BRADLEY."

     F. I also understand that unless the transfer by me of my Bradley Securities has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Bradley reserves the right to put the following legend on the certificates issued to my transferee:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT AND MAY NOT BE SOLD,
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          PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH
          AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
          SECURITIES ACT."

     G. I have set forth below the exact numbers of Mid-America Shares which I own of record only, beneficially only and of record and beneficially.

     H. My ownership is free and clear of any security interest, lien, encumbrance, charge, equity, claim or restriction whatsoever, except as set forth below and as may be imposed by reason of the Act or the Rules and Regulations thereunder.

     It is understood and agreed that the legend set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Act or this Agreement. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) one year shall have elapsed from the date the undersigned first acquired any Bradley Securities received in connection with the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) two years shall have elapsed from the date the undersigned first acquired any Bradley Securities received in connection with the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or
(iii) Bradley has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Bradley, or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.
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     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of Mid-America as described in the first paragraph of this letter or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.


                              Very truly yours,



                              ___________________________________
                              Name:

                              Mid-America Shares Owned of
                              Record Only: _______

                              Mid-America Shares Owned
                              Beneficially Only: _______

                              Mid-America Shares Owned
                              Beneficially and of Record: _______


Accepted this ____ day of _____, 1998.


BRADLEY REAL ESTATE, INC.


By:___________________________________
   Name:
   Title: